Exhibit 10.8
EXECUTION COPY
AMENDMENT NO. 1 dated as of March 14, 2011 (this “Amendment”), to the Credit Agreement dated as of February 9, 2011 (the “Credit Agreement”), among GSI COMMERCE, INC., a Delaware corporation (“Parent”), GSI COMMERCE SOLUTIONS, INC., a Pennsylvania corporation (“GSICS”) (each, a “Borrower” and collectively, the “Borrowers”), each of the guarantors party thereto, the lenders from time to time party thereto (each a “Lender” and, collectively, the “Lenders”) and BANK OF AMERICA, N.A., as Administrative Agent, Swing Loan Lender and as Issuing Lender.
WHEREAS the Lenders have agreed to extend credit to the Borrowers under the Credit Agreement on the terms and subject to the conditions set forth therein; and
WHEREAS the Borrowers have requested that the Lenders amend certain provisions of the Credit Agreement and the Lenders whose signatures appear below, constituting at least the Required Lenders, are willing to amend the Credit Agreement on the terms and subject to the conditions set forth herein.
NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1. Definitions. Capitalized terms used but not defined in this Amendment have the meanings assigned thereto in the Credit Agreement. The provisions of Section 1.2 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.
SECTION 2. Amendment of the Credit Agreement. Effective as of the Amendment Effective Date (as defined below):
(a) The definition of Consolidated EBITDA is hereby amended by replacing the phrase “non-cash credits to net income” in clause (b)(i) of such definition with “[Reserved]”.
(b) The second sentence of the first paragraph of Section 2.8(a) [Issuance of Letters of Credit] of the Credit Agreement is hereby amended by replacing such sentence in its entirety with “Each Letter of Credit may be issued as a standby Letter of Credit or a commercial Letter of Credit; provided, however, that any commercial Letter of Credit issued hereunder shall provide solely for cash payment upon presentation of a sight draft.”.
(c) The last sentence of the first paragraph of Section 2.8(a) [Issuance of Letters of Credit] of the Credit Agreement is hereby amended by replacing such sentence in its entirety with “Unless otherwise expressly agreed by the Issuing Lender and the Borrowers when a Letter of Credit is issued, (i) the rules of the ISP shall apply to each standby Letter of Credit and (ii) the rules of the Uniform Customs and Practice for Documentary Credits, as most recently published by the International Chamber of Commerce at the time of issuance, shall apply to each commercial Letter of Credit.”.

(d) Schedules 1.1(B), 1.1(C) and 11.5 to the Credit Agreement are hereby replaced with the corresponding schedules attached hereto as Exhibit A.
SECTION 3. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, each Loan Party represents and warrants to each of the other parties hereto that, as of the Amendment Effective Date: the execution, delivery and performance by each Loan Party of this Amendment has been duly authorized by all requisite corporate actions required for the lawful execution, delivery and performance thereof; this Amendment has been duly executed and delivered by each Loan Party; and this Amendment and the Credit Agreement, as amended by this Amendment, constitute legal, valid and binding obligations of each Loan Party, enforceable against each such Loan Party in accordance with their terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforceability of creditors’ rights generally or limiting the rights of specific performance.
SECTION 4. Effectiveness. This Amendment shall become effective as of the date (the “Amendment Effective Date”) on which the Administrative Agent shall have executed a counterpart of this Amendment and shall have received (a) duly executed counterparts of this Amendment from each Loan Party, (b) duly executed counterparts hereof that, when taken together, bear the authorized signatures of Lenders constituting at least the Required Lenders and (c) a duly executed counterpart of this Amendment from the Issuing Lender.
SECTION 5. Credit Agreement. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under, the Credit Agreement, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, shall be deemed to be a reference to the Credit Agreement as amended hereby.
SECTION 6. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.
SECTION 7. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

2

SECTION 8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

3

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment as of the day and year first above written.
BORROWERS:
GSI COMMERCE, INC.
GSI COMMERCE SOLUTIONS, INC.

BY:	/s/ Michael R. Conn

	NAME:	MICHAEL R. CONN
	TITLE:	EXECUTIVE VICE PRESIDENT FINANCE, CHIEF FINANCIAL OFFICER AND TREASURER
GUARANTORS:
ASFD, INC.
GSI COMMERCE CALL CENTER, INC.
GSI COMMERCE SOUTH, INC.
GSI EQUIPMENT, INC.
GSI LEGACY HOLDINGS, INC.
KOP PROMOTIONS, LLC
ONLINE DIRECT, INC.
PROMOTIONS DISTRIBUTOR SERVICE CORPORATION

BY:	/s/ Michael R. Conn

	NAME:	MICHAEL R. CONN
	TITLE:	PRESIDENT AND TREASURER
CLEAR SALEING, INC.
E-DIALOG, INC.
FETCHBACK, INC.
GSI INTERACTIVE, INC.
GSI MARKETING SERVICES, INC.
GSI MEDIA, INC.
M3 MOBILE, INCORPORATED
MBS INSIGHT, INC.
RUELALA, INC.
SB.COM, INC.
SILVERLIGN GROUP, INC.
SMARTBARGAINS, INC.
SMARTBARGAINS SECURITY CORPORATION
VENDORNET, INC.

BY:	/s/ Michael R. Conn

	NAME:	MICHAEL R. CONN
	TITLE:	TREASURER
RETAIL CONVERGENCE.COM, LP

SB.COM, INC.,
BY:	ITS GENERAL PARTNER

	BY:	/s/ Michael R. Conn

		NAME:	MICHAEL R. CONN
		TITLE:	TREASURER

SHOPRUNNER, INC.

BY:	/s/ Michael R. Conn

	NAME:	MICHAEL R. CONN
	TITLE:	CHIEF FINANCIAL OFFICER AND TREASURER
935 KOP ASSOCIATES, LLC
1075 FIRST GLOBAL ASSOCIATES, LLC

GSI COMMERCE, INC.,
BY:	ITS SOLE MEMBER AND MANAGER

	BY:	/s/ Michael R. Conn

		NAME:	MICHAEL R. CONN
		TITLE:	EXECUTIVE VICE PRESIDENT FINANCE, CHIEF FINANCIAL OFFICER AND TREASURER
7601 TRADE PORT DRIVE, LLC

GSI COMMERCE SOLUTIONS, INC.,
BY:	ITS SOLE MEMBER AND MANAGER

	BY:	/s/ Michael R. Conn

		NAME:	MICHAEL R. CONN
		TITLE:	EXECUTIVE VICE PRESIDENT FINANCE, CHIEF FINANCIAL OFFICER AND TREASURER
GATOR ACQUISITION CORP.

BY:	/s/ Michael R. Conn

	NAME:	MICHAEL R. CONN
	TITLE:	PRESIDENT, TREASURER AND SECRETARY
GATOR ACQUISITION LLC

GSI COMMERCE, INC.,
BY:	ITS SOLE MEMBER

	BY:	/s/ Michael R. Conn

		NAME:	MICHAEL R. CONN
		TITLE:	EXECUTIVE VICE PRESIDENT FINANCE, CHIEF FINANCIAL OFFICER AND TREASURER

BANK OF AMERICA, N.A.,
individually and as Administrative
Agent and Issuing Lender

By:	/s/ Andrew Richards

	Name:	Andrew Richards
	Title:	SVP

PNC BANK, National Association

By:	/s/ John M DiNapoli

	Name:	John M DiNapoli
	Title:	Senior Vice President

Deutsche Bank Trust Company Americas

By:	/s/ Paul O’Leary

	Name:	Paul O’Leary
	Title:	Director

By:	/s/ Evelyn Thierry

	Name:	Evelyn Thierry
	Title:	Director

JPMorgan Chase Bank, N.A.

By:	/s/ Eugene M. Kennedy

	Name:	Eugene M. Kennedy
	Title:	Vice President

TD Bank NA

By:	/s/ Thomas M. McGrory

	Name:	Thomas M. McGrory
	Title:	Vice President

RBS Citizens N.A.

By:	/s/ William M. Clossey

	Name:	William M. Clossey
	Title:	Vice President

UBS Loan Finance LLC

By:	/s/ Irja R. Otsa

	Name:	Irja R. Otsa
	Title:	Associate Director Banking Products Services, US

By:	/s/ Mary E. Evans

	Name:	Mary E. Evans
	Title:	Associate Director Banking Products Services, US

EXHIBIT A

SCHEDULE 1.1(B)
REVOLVING CREDIT COMMITMENTS OF
REVOLVING CREDIT LENDERS
AND ADDRESSES FOR NOTICES
Part 1—Revolving Credit Commitments of Revolving Credit Lenders

		Applicable
	Amount of Commitment for	Revolving Credit
Lender	Revolving Credit Loans	Percentage

Bank of America N.A. NC1-001-04-39 101 North Tryon Street Charlotte, NC 28255	$ 29,212,500.00	10.250000000%

Daily Operations Contact: Name: Nilesh Patel Telephone: (980) 386-5094 Telecopy: (704) 719-8870 npatel@baml.com

Loan Closer Contact: Name: Wayne A. Richard Telephone: (980) 388-6484 Telecopy: (704) 208-3075 wayne.a.richard@baml.com

Other Notices as Administrative Agent:
Bank of America, N.A.
Agency Management
Address: 135 S. LaSalle Street, IL1-231-05-41
Chicago, IL 60603
Attention: Fani Davidson
Telephone: (312) 923-0604
Telecopy: (312) 453-4217
fani.davidson@baml.com

Standby L/C Issuer:
Bank of America, N.A.
Trade Operations
Address: 1 Fleet Way, PA6-580-02-30
Scranton, PA 18507
Attention: Alfonso Malave
Telephone: (570) 330-4212
Telecopy: (570) 330-4186
alfonso.malave@baml.com

Commercial L/C Issuer:
Bank of America, N.A.
Trade Operations
Address: 1 Fleet Way, PA6-580-02-30
Scranton, PA 18507
Attention: Anne Rodeghiero
Telephone: (570) 330-4804
Telecopy: (212) 293-8117
anne.t.rodeghiero@baml.com

		Applicable
	Amount of Commitment for	Revolving Credit
Lender	Revolving Credit Loans	Percentage

USD PAYMENT INSTRUCTIONS: Bank of America New York NY ABA 026009593 Acct # 1366212250600 Acct Name: Corporate Credit Services Ref: GSI COMMERCE, INC.

Morgan Stanley Bank, N.A.	$29,212,500.00	10.250000000%

PNC Bank, N.A.	$29,212,500.00	10.250000000%

Deutsche Bank Trust Company Americas	$29,212,500.00	10.250000000%

JPMorgan Chase Bank, N.A.	$29,212,500.00	10.250000000%

TD Bank, N.A.	$21,375,000.00	7.500000000%

HSBC Bank USA, National Association	$21,375,000.00	7.500000000%

RBS Citizens N.A.	$21,375,000.00	7.500000000%

Sovereign Bank	$21,375,000.00	7.500000000%

UBS Loan Finance LLC	$14,250,000.00	5.000000000%

Raymond James Bank, FSB	$14,250,000.00	5.000000000%

Union Bank, N.A.	$14,250,000.00	5.000000000%

First Commonwealth Bank	$7,125,000.00	2.500000000%

Goldman Sachs Bank USA	$3,562,500.00	1.250000000%

Total	$285,000,000.00	100.000000000%

Part 2—Addresses for Notices to Borrowers and Guarantors
BORROWERS:
Name: GSI Commerce, Inc.
Address: 935 First Avenue
King of Prussia, PA 19406
Attention: Chief Financial Officer
Telephone: (610) 496-7000
Telecopy: (610) 265-1730
Name: GSI Commerce Solutions, Inc.
Address: 935 First Avenue
King of Prussia, PA 19406
Attention: Chief Financial Officer
Telephone: (610) 496-7000
Telecopy: (610) 265-1730
GUARANTORS:
Name: 935 KOP Associations, LLC.
Address: 935 First Avenue
King of Prussia, PA 19406
Attention: Chief Financial Officer
Telephone: (610) 496-7000
Telecopy: (610) 265-1730
Name: 1075 First Global Associates, LLC
Address: 935 First Avenue
King of Prussia, PA 19406
Attention: Chief Financial Officer
Telephone: (610) 496-7000
Telecopy: (610) 265-1730
Name: GSI Legacy Holdings, Inc.
Address: 935 First Avenue
King of Prussia, PA 19406
Attention: Chief Financial Officer
Telephone: (610) 496-7000
Telecopy: (610) 265-1730
Name: ASFD, Inc.
Address: 935 First Avenue
King of Prussia, PA 19406
Attention: Chief Financial Officer
Telephone: (610) 496-7000
Telecopy: (610) 265-1730
Name: GSI Commerce Call Center, Inc.
Address: 935 First Avenue
King of Prussia, PA 19406
Attention: Chief Financial Officer
Telephone: (610) 496-7000
Telecopy: (610) 265-1730
Name: GSI Commerce South, Inc.
Address: 935 First Avenue
King of Prussia, PA 19406
Attention: Chief Financial Officer
Telephone: (610) 496-7000
Telecopy: (610) 265-1730
Name: GSI Equipment, Inc.
Address: 935 First Avenue
King of Prussia, PA 19406
Attention: Chief Financial Officer
Telephone: (610) 496-7000
Telecopy: (610) 265-1730
Name: 7601 Trade Port Drive, LLC
Address: 935 First Avenue
King of Prussia, PA 19406
Attention: Chief Financial Officer
Telephone: (610) 496-7000
Telecopy: (610) 265-1730
Name: Online Direct, Inc.
Address: 935 First Avenue
King of Prussia, PA 19406
Attention: Chief Financial Officer
Telephone: (610) 496-7000
Telecopy: (610) 265-1730
Name: Promotions Distributor Services Corporation
Address: 935 First Avenue
King of Prussia, PA 19406
Attention: Chief Financial Officer
Telephone: (610) 496-7000
Telecopy: (610) 265-1730
Name: E-Dialog, Inc.
Address: 935 First Avenue
King of Prussia, PA 19406
Attention: Chief Financial Officer
Telephone: (610) 496-7000
Telecopy: (610) 265-1730
Name: GSI Interactive, Inc.
Address: 935 First Avenue
King of Prussia, PA 19406
Attention: Chief Financial Officer
Telephone: (610) 496-7000
Telecopy: (610) 265-1730

Name: KOP Promotions, LLC.
Address: 935 First Avenue
King of Prussia, PA 19406
Attention: Chief Financial Officer
Telephone: (610) 496-7000
Telecopy: (610) 265-1730
Name: Silverlign Group, Inc.
Address: 935 First Avenue
King of Prussia, PA 19406
Attention: Chief Financial Officer
Telephone: (610) 496-7000
Telecopy: (610) 265-1730
Name: GSI Media, Inc.
Address: 935 First Avenue
King of Prussia, PA 19406
Attention: Chief Financial Officer
Telephone: (610) 496-7000
Telecopy: (610) 265-1730
Name: Retail Convergence, Inc.
Address: 935 First Avenue
King of Prussia, PA 19406
Attention: Chief Financial Officer
Telephone: (610) 496-7000
Telecopy: (610) 265-1730
Name: SmartBargains, Inc.
Address: 935 First Avenue
King of Prussia, PA 19406
Attention: Chief Financial Officer
Telephone: (610) 496-7000
Telecopy: (610) 265-1730
Name: SmartBargains Security Corporation
Address: 935 First Avenue
King of Prussia, PA 19406
Attention: Chief Financial Officer
Telephone: (610) 496-7000
Telecopy: (610) 265-1730
Name: SB.com, Inc.
Address: 935 First Avenue
King of Prussia, PA 19406
Attention: Chief Financial Officer
Telephone: (610) 496-7000
Telecopy: (610) 265-1730
Name: Retail Convergence.com, LP
Address: 935 First Avenue
King of Prussia, PA 19406
Attention: Chief Financial Officer
Telephone: (610) 496-7000
Telecopy: (610) 265-1730
Name: ShopRunner, Inc.
Address: 935 First Avenue
King of Prussia, PA 19406
Attention: Chief Financial Officer
Telephone: (610) 496-7000
Telecopy: (610) 265-1730
Name: M3 Mobile, Incorporated
Address: 935 First Avenue
King of Prussia, PA 19406
Attention: Chief Financial Officer
Telephone: (610) 496-7000
Telecopy: (610) 265-1730
Name: MBS Insight, Inc.
Address: 935 First Avenue
King of Prussia, PA 19406
Attention: Chief Financial Officer
Telephone: (610) 496-7000
Telecopy: (610) 265-1730
Name: VendorNet, Inc.
Address: 935 First Avenue
King of Prussia, PA 19406
Attention: Chief Financial Officer
Telephone: (610) 496-7000
Telecopy: (610) 265-1730
Name: GSI Marketing Services, Inc.
Address: 935 First Avenue
King of Prussia, PA 19406
Attention: Chief Financial Officer
Telephone: (610) 496-7000
Telecopy: (610) 265-1730
Name: Fetchback, Inc.
Address: 935 First Avenue
King of Prussia, PA 19406
Attention: Chief Financial Officer
Telephone: (610) 496-7000
Telecopy: (610) 265-1730
Name: RueLaLa, Inc.
Address: 935 First Avenue
King of Prussia, PA 19406
Attention: Chief Financial Officer
Telephone: (610) 496-7000
Telecopy: (610) 265-1730
Name: Gator Acquisition Corp.
Address: 935 First Avenue
King of Prussia, PA 19406
Attention: Chief Financial Officer
Telephone: (610) 496-7000
Telecopy: (610) 265-1730
Name: Gator Acquisition LLC
Address: 935 First Avenue
King of Prussia, PA 19406
Attention: Chief Financial Officer
Telephone: (610) 496-7000
Telecopy: (610) 265-1730

SCHEDULE 1.1(C)
TERM LOAN COMMITMENTS OF TERM LOAN LENDERS
AND ADDRESSES FOR NOTICES
Part 1—Term Loan Commitments of Term Loan Lenders

	Amount of Commitment for	Applicable Term
Lender	Term Loans	Loan Percentage

Bank of America N.A. NC1-001-04-39 101 North Tryon Street Charlotte, NC 28255	$11,787,500.00	10.250000000%

Daily Operations Contact: Name: Nilesh Patel Telephone: (980) 386-5094 Telecopy: (704) 719-8870 npatel@baml.com

Loan Closer Contact: Name: Wayne A. Richard Telephone: (980) 388-6484 Telecopy: (704) 208-3075 wayne.a.richard@baml.com

Other Notices as Administrative Agent:
Bank of America, N.A.
Agency Management
Address: 135 S. LaSalle Street, IL1-231-05-41
Chicago, IL 60603
Attention: Fani Davidson
Telephone: (312) 923-0604
Telecopy: (312) 453-4217
fani.davidson@baml.com

Standby L/C Issuer:
Bank of America, N.A.
Trade Operations
Address: 1 Fleet Way, PA6-580-02-30
Scranton, PA 18507
Attention: Alfonso Malave
Telephone: (570) 330-4212
Telecopy: (570) 330-4186
alfonso.malave@baml.com

Commercial L/C Issuer:
Bank of America, N.A.
Trade Operations
Address: 1 Fleet Way, PA6-580-02-30
Scranton, PA 18507
Attention: Anne Rodeghiero
Telephone: (570) 330-4804
Telecopy: (212) 293-8117
anne.t.rodeghiero@baml.com

	Amount of Commitment for	Applicable Term
Lender	Term Loans	Loan Percentage

USD PAYMENT INSTRUCTIONS: Bank of America New York NY ABA 026009593 Acct # 1366212250600 Acct Name: Corporate Credit Services Ref: GSI COMMERCE, INC.

Morgan Stanley Bank, N.A.	$11,787,500.00	10.250000000%

PNC Bank, N.A.	$11,787,500.00	10.250000000%

Deutsche Bank Trust Company Americas	$11,787,500.00	10.250000000%

JPMorgan Chase Bank, N.A.	$11,787,500.00	10.250000000%

TD Bank, N.A.	$8,625,000.00	7.500000000%

HSBC Bank USA, National Association	$8,625,000.00	7.500000000%

RBS Citizens N.A.	$8,625,000.00	7.500000000%

Sovereign Bank	$8,625,000.00	7.500000000%

UBS Loan Finance LLC	$5,750,000.00	5.000000000%

Raymond James Bank, FSB	$5,750,000.00	5.000000000%

Union Bank, N.A.	$5,750,000.00	5.000000000%

First Commonwealth Bank	$2,875,000.00	2.500000000%

Goldman Sachs Bank USA	$1,437,500.00	1.250000000%

Total	$115,000,000.00	100.000000000%

Part 2—Addresses for Notices to Borrowers and Guarantors
BORROWERS:
Name: GSI Commerce, Inc.
Address: 935 First Avenue
King of Prussia, PA 19406
Attention: Chief Financial Officer
Telephone: (610) 496-7000
Telecopy: (610) 265-1730
Name: GSI Commerce Solutions, Inc.
Address: 935 First Avenue
King of Prussia, PA 19406
Attention: Chief Financial Officer
Telephone: (610) 496-7000
Telecopy: (610) 265-1730
GUARANTORS:
Name: 935 KOP Associations, LLC.
Address: 935 First Avenue
King of Prussia, PA 19406
Attention: Chief Financial Officer
Telephone: (610) 496-7000
Telecopy: (610) 265-1730
Name: 1075 First Global Associates, LLC
Address: 935 First Avenue
King of Prussia, PA 19406
Attention: Chief Financial Officer
Telephone: (610) 496-7000
Telecopy: (610) 265-1730
Name: GSI Legacy Holdings, Inc.
Address: 935 First Avenue
King of Prussia, PA 19406
Attention: Chief Financial Officer
Telephone: (610) 496-7000
Telecopy: (610) 265-1730
Name: ASFD, Inc.
Address: 935 First Avenue
King of Prussia, PA 19406
Attention: Chief Financial Officer
Telephone: (610) 496-7000
Telecopy: (610) 265-1730
Name: GSI Commerce Call Center, Inc.
Address: 935 First Avenue
King of Prussia, PA 19406
Attention: Chief Financial Officer
Telephone: (610) 496-7000
Telecopy: (610) 265-1730
Name: GSI Commerce South, Inc.
Address: 935 First Avenue
King of Prussia, PA 19406
Attention: Chief Financial Officer
Telephone: (610) 496-7000
Telecopy: (610) 265-1730
Name: GSI Equipment, Inc.
Address: 935 First Avenue
King of Prussia, PA 19406
Attention: Chief Financial Officer
Telephone: (610) 496-7000
Telecopy: (610) 265-1730
Name: 7601 Trade Port Drive, LLC
Address: 935 First Avenue
King of Prussia, PA 19406
Attention: Chief Financial Officer
Telephone: (610) 496-7000
Telecopy: (610) 265-1730
Name: Online Direct, Inc.
Address: 935 First Avenue
King of Prussia, PA 19406
Attention: Chief Financial Officer
Telephone: (610) 496-7000
Telecopy: (610) 265-1730
Name: Promotions Distributor Services Corporation
Address: 935 First Avenue
King of Prussia, PA 19406
Attention: Chief Financial Officer
Telephone: (610) 496-7000
Telecopy: (610) 265-1730
Name: E-Dialog, Inc.
Address: 935 First Avenue
King of Prussia, PA 19406
Attention: Chief Financial Officer
Telephone: (610) 496-7000
Telecopy: (610) 265-1730
Name: GSI Interactive, Inc.
Address: 935 First Avenue
King of Prussia, PA 19406
Attention: Chief Financial Officer
Telephone: (610) 496-7000
Telecopy: (610) 265-1730

Name: KOP Promotions, LLC.
Address: 935 First Avenue
King of Prussia, PA 19406
Attention: Chief Financial Officer
Telephone: (610) 496-7000
Telecopy: (610) 265-1730
Name: Silverlign Group, Inc.
Address: 935 First Avenue
King of Prussia, PA 19406
Attention: Chief Financial Officer
Telephone: (610) 496-7000
Telecopy: (610) 265-1730
Name: GSI Media, Inc.
Address: 935 First Avenue
King of Prussia, PA 19406
Attention: Chief Financial Officer
Telephone: (610) 496-7000
Telecopy: (610) 265-1730
Name: Retail Convergence, Inc.
Address: 935 First Avenue
King of Prussia, PA 19406
Attention: Chief Financial Officer
Telephone: (610) 496-7000
Telecopy: (610) 265-1730
Name: SmartBargains, Inc.
Address: 935 First Avenue
King of Prussia, PA 19406
Attention: Chief Financial Officer
Telephone: (610) 496-7000
Telecopy: (610) 265-1730
Name: SmartBargains Security Corporation
Address: 935 First Avenue
King of Prussia, PA 19406
Attention: Chief Financial Officer
Telephone: (610) 496-7000
Telecopy: (610) 265-1730
Name: SB.com, Inc.
Address: 935 First Avenue
King of Prussia, PA 19406
Attention: Chief Financial Officer
Telephone: (610) 496-7000
Telecopy: (610) 265-1730
Name: Retail Convergence.com, LP
Address: 935 First Avenue
King of Prussia, PA 19406
Attention: Chief Financial Officer
Telephone: (610) 496-7000
Telecopy: (610) 265-1730
Name: ShopRunner, Inc.
Address: 935 First Avenue
King of Prussia, PA 19406
Attention: Chief Financial Officer
Telephone: (610) 496-7000
Telecopy: (610) 265-1730
Name: M3 Mobile, Incorporated
Address: 935 First Avenue
King of Prussia, PA 19406
Attention: Chief Financial Officer
Telephone: (610) 496-7000
Telecopy: (610) 265-1730
Name: MBS Insight, Inc.
Address: 935 First Avenue
King of Prussia, PA 19406
Attention: Chief Financial Officer
Telephone: (610) 496-7000
Telecopy: (610) 265-1730
Name: VendorNet, Inc.
Address: 935 First Avenue
King of Prussia, PA 19406
Attention: Chief Financial Officer
Telephone: (610) 496-7000
Telecopy: (610) 265-1730
Name: GSI Marketing Services, Inc.
Address: 935 First Avenue
King of Prussia, PA 19406
Attention: Chief Financial Officer
Telephone: (610) 496-7000
Telecopy: (610) 265-1730
Name: Fetchback, Inc.
Address: 935 First Avenue
King of Prussia, PA 19406
Attention: Chief Financial Officer
Telephone: (610) 496-7000
Telecopy: (610) 265-1730
Name: RueLaLa, Inc.
Address: 935 First Avenue
King of Prussia, PA 19406
Attention: Chief Financial Officer
Telephone: (610) 496-7000
Telecopy: (610) 265-1730
Name: Gator Acquisition Corp.
Address: 935 First Avenue
King of Prussia, PA 19406
Attention: Chief Financial Officer
Telephone: (610) 496-7000
Telecopy: (610) 265-1730

Name: Gator Acquisition LLC
Address: 935 First Avenue
King of Prussia, PA 19406
Attention: Chief Financial Officer
Telephone: (610) 496-7000
Telecopy: (610) 265-1730

SCHEDULE 11.5
ADMINISTRATIVE AGENT INFORMATION
Bank of America, N.A.
NC1-001-04-39
101 North Tryon Street
Charlotte, NC 28255
Daily Operations Contact:
Name: Nilesh Patel
Telephone: (980) 386-5094
Telecopy: (704) 719-8870
npatel@baml.com
Loan Closer Contact:
Name: Wayne A. Richard
Telephone: (980) 388-6484
Telecopy: (704) 208-3075
wayne.a.richard@baml.com
Other Notices as Administrative Agent:
Bank of America, N.A.
Agency Management
Address: 135 S. LaSalle Street, IL1-231-05-41
Chicago, IL 60603
Attention: Fani Davidson
Telephone: (312) 923-0604
Telecopy: (312) 453-4217
fani.davidson@baml.com
Standby L/C Issuer:
Bank of America, N.A.
Trade Operations
Address: 1 Fleet Way, PA6-580-02-30
Scranton, PA 18507
Attention: Alfonso Malave
Telephone: (570) 330-4212
Telecopy: (570) 330-4186
alfonso.malave@baml.com
Commercial L/C Issuer:
Bank of America, N.A.
Trade Operations
Address: 1 Fleet Way, PA6-580-02-30
Scranton, PA 18507
Attention: Anne Rodeghiero
Telephone: (570) 330-4804
Telecopy: (212) 293-8117
anne.t.rodeghiero@baml.com
USD PAYMENT INSTRUCTIONS:
Bank of America
New York NY
ABA 026009593
Acct # 1366212250600
Acct Name: Corporate Credit Services
Ref: GSI COMMERCE, INC.